                     PLAN AND AGREEMENT OF DISTRIBUTION
                            AMENDED AND RESTATED

The Plan of Distribution ("Plan") and the Agreement of Distribution ("Agreement"), effective December 1, 2006 (together "Plan and Agreement"), is by and between Ameriprise Financial Services, Inc. (the "Distributor"), a principal underwriter of the RiverSource Funds pursuant to a separate distribution agreement ("Distribution Agreement"), for distribution services to the Funds, and the Corporations and Trusts ("Registrants"), each acting separately on behalf of its underlying series and share classes, listed in Schedule A. The terms "Fund" or "Funds" are used to refer to either the Registrants or the underlying series as context requires.

The Plan and Agreement are separate and each has been adopted or approved by members of the Board of Directors or Trustees (the "Board") of the Funds who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Plan and Agreement, or any related agreement ("independent Board members"), and all of the members of the Board, in person, at a meeting called for the purpose of voting on the Plan and Agreement.

1.    Reimbursement Plan

      The Funds will reimburse the Distributor for expenses incurred in connection with distributing the Funds' shares, providing personal service to shareholders, and maintaining shareholder accounts.

2.    Services Provided and Expenses Borne by Distributor

      2.1. The Distributor shall provide distribution and underwriting services and shall bear all distribution related expenses to the extent specified in the Distribution Agreement.

      2.2. Each Fund recognizes and agrees that the Distributor (or an affiliate of the Distributor) may compensate financial intermediaries, including brokers, dealers, banks, registered investment advisers, financial advisors, retirement plan administrators, third party administrators and any others having a selling, administration or similar agreement with the Distributor (a "financial intermediary") for providing services to record or beneficial owners of Fund shares or otherwise in connection with the distribution or servicing of Fund shares.

3.    Distribution Fees and Service Fees

      3.1 Service Fees. As partial consideration for the shareholder and account maintenance services performed by the Distributor directly or through a financial intermediary in the performance of its obligations under an agreement with the Distributor, the Funds shall reimburse the Distributor at a rate not to exceed the rates set forth in Schedule A. These services include assisting in establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the Funds on behalf of shareholders, forwarding certain shareholder communications from Funds to shareholders, receiving and responding to inquiries and answering questions regarding the Funds, and aiding in maintaining the investment of shareholders in the Funds.

      3.2. Distribution Fees. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations directly or, through a financial intermediary, under the Distribution Agreement, the Funds shall reimburse the Distributor at a rate not to exceed the rates set forth in Exhibit A. Distribution fees reimburse the Distributor for its expenses incurred in connection with any activity that is principally intended to result in the sale of Fund shares. These expenses include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses.

      3.3 Notwithstanding any other provision of this Plan and Agreement, the Funds are not obligated and are in no way liable to make any payment to any person or entity other than directly to the Distributor.

4.    Reports

      4.1 The Distributor agrees to monitor implementation of the Plan and the level and quality of services it provides.

      4.2 The Distributor agrees to provide at least quarterly an analysis of expenses under this Agreement, including any payments to financial intermediaries, and to meet with representatives of the Funds as reasonably requested to provide additional information.

5.    Contingent Deferred Sales Charges

      5.1. For Funds with Class B shares, for each purchase of Class B shares, the Class B shares will be converted to Class A shares in the ninth year of ownership.

      5.2. For Funds with Class B shares, the Funds understand that if a shareholder redeems Class B shares before they are converted to Class A shares, the Distributor will impose a sales charge directly on the redemption proceeds to cover those expenses it has previously incurred on the sale of those shares.

      5.3. For Funds with Class C shares, the Funds understand that if a shareholder redeems Class C shares in the first year of ownership, the Distributor will impose a sales charge directly on the redemption proceeds to cover those expenses it has previously incurred on the sale of those shares.

6.    Duration of the Plan and Agreement

      6.1. The Plan and Agreement shall continue in effect for a period of more than one year provided it is approved at least annually in the manner provided in the Investment Company Act of 1940 (the "1940 Act").

7.    Amendments to the Plan and Agreement

      7.1. Neither the Plan nor the Agreement may be amended to increase materially the amount that may be paid by the Funds without the approval of at least a majority of the outstanding shares of the relevant class. Neither the Plan nor the Agreement may be amended in any other material respect except with the approval of a majority of independent Board members. Amendments required to conform the Plan or the Agreement to changes in rule 12b-1 or to other changes in the 1940 Act or the rules and regulations under the 1940 Act are not deemed to be material amendments.

8.    Termination

      8.1. This Agreement may be terminated as to any class of the Funds at any time without payment of any penalty by a vote of a majority of the independent Board members, or by vote of a majority of the outstanding shares of the relevant class, or by the Distributor. The Plan shall continue until terminated by action of the independent Board members, and the related Agreement will terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

9.    Severability

      9.1. The provisions of this Plan are severable with respect to each class of shares offered by a Fund and with respect to each Fund.

10.   Massachusetts Business Trusts.

      10.1. For each Fund that is organized as a Massachusetts Business Trust, a copy of the Declaration of Trust, together with all amendments, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the Trustees and the Agreement has been signed by an authorized officer of the Fund. It is expressly agreed that the obligations of the Fund under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Declaration of Trust.

11.   Applicable Law

      11.1. This Plan and Agreement shall be governed by the laws of the State of Minnesota.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.


RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE RETIREMENT SERIES TRUST
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.



/s/ Patrick T. Bannigan
---------------------------
    Patrick T. Bannigan
    President

AMERIPRISE FINANCIAL SERVICES, INC.



/s/ William F. Truscott
--------------------------
    William F. Truscott
    Senior Vice President

SCHEDULE A

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:

Each Registrant is a Minnesota corporation, except RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, and RiverSource Retirement Series Trust, which are Massachusetts business trusts:

--------------------------------------------------------------------------------------------------------
                          FUNDS                                               CLASSES
--------------------------------------------------------------------------------------------------------
                                                            A      B     C      D     R2    R3     W
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

RiverSource Bond Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Core Bond                                   A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Floating Rate                               A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Income Opportunities                        A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Inflation Protected Securities              A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Limited Duration Bond                       A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Trust
--------------------------------------------------------------------------------------------------------
    RiverSource California Tax-Exempt                       A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Dimensions Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Small and Mid Cap Equity        A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Small Cap Value                 A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource Diversified Income Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Diversified Bond                            A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
RiverSource Equity Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Mid Cap Growth                              A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Absolute Return Currency and Income         A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets                            A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets Bond                       A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Global Bond                                 A      B     C     --     --   --      W
--------------------------------------------------------------------------------------------------------
    RiverSource Global Equity                               A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Global Technology                           A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Government Income Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Short Duration U.S. Government              A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource U.S. Government Mortgage                    A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource High Yield Income Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource High Yield Bond                             A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
RiverSource Income Series, Inc.
--------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Basic Income                 A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Moderate Income              A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Enhanced Income              A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource International Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Disciplined International Equity            A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource European Equity                             A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource International  Opportunity                  A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource International Managers Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource International Aggressive Growth             A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource International Equity                        A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource International Select Value                  A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource International Small Cap                     A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Investment Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Balanced                                    A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Diversified Equity Income                   A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Mid Cap Value                               A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
RiverSource Large Cap Series, Inc.
--------------------------------------------------------------------------------------------------------

                                                                      Page 5


--------------------------------------------------------------------------------------------------------
                          FUNDS                                               CLASSES
--------------------------------------------------------------------------------------------------------
                                                            A      B     C      D     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Equity                          A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Growth                                      A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
    RiverSource Large Cap Equity                            A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Large Cap Value                             A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource Managers Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Aggressive Growth                           A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Growth                          A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Value                           A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Select Value                                A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Equity                            A      B     C     --                  --
--------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Value                             A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
    RiverSource Value                                       A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Conservative            A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder  -  Moderate
    Conservative                                            A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate                A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate Aggressive     A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Aggressive              A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Total Equity            A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource S&P 500 Index                               --     --    --     D     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Small Company Index                         A      B     --    --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Retirement Series Trust
--------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2010                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2015                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2020                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2025                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2030                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2035                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2040                        A      --    --    --     R2    R3     --
-------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2045                        A      --    --    --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource Sector Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Dividend Opportunity                        A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
    RiverSource Real Estate                                 A      B     C     --     --    --     W
--------------------------------------------------------------------------------------------------------
RiverSource Selected Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Precious Metals                             A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Special Tax-Exempt Series Trust
--------------------------------------------------------------------------------------------------------
    RiverSource Massachusetts Tax-Exempt                    A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Michigan Tax-Exempt                         A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Minnesota Tax-Exempt                        A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource New York Tax-Exempt                         A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Ohio Tax-Exempt                             A      B     C     --     --    --      --
--------------------------------------------------------------------------------------------------------
RiverSource Strategy Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Equity Value                                A      B     C     --     R2    R3     W
--------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Advantage                         A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Growth                            A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Strategic Allocation                        A      B     C     --     R2    R3     --
--------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Income Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt High Income                      A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Series, Inc.
--------------------------------------------------------------------------------------------------------
    RiverSource Intermediate Tax-Exempt                     A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt Bond                             A      B     C     --     --    --     --
--------------------------------------------------------------------------------------------------------

                                FEE SCHEDULE

The fee maximum for services under this Plan and Agreement is equal on an annual basis to the following percentage of the average daily net assets of the Fund attributable to the applicable class:

       ------------------------------------------------------------
                   CLASS                          FEE
       ------------------------------------------------------------
                     A                           0.25%
       ------------------------------------------------------------
                     B                           1.00%
       ------------------------------------------------------------
                     C                           1.00%
       ------------------------------------------------------------
                     D                           0.25%
       ------------------------------------------------------------
                     R2                          0.50%
       ------------------------------------------------------------
                     R3                          0.25%
       ------------------------------------------------------------
                     W                           0.25%
       ------------------------------------------------------------

For Class A, Class D and Class W shares, the fee shall be paid to the Distributor in cash within five (5) business days after the last day of each quarter.

For Class B and Class C shares, the maximum fee under this Plan and Agreement will be equal on an annual basis to 1.00% of the average daily net assets of the Funds attributable to Class B shares and Class C share, respectively. Of that amount, up to 0.75% shall be reimbursed for distribution expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each month. Up to an additional 0.25% shall be reimbursed for shareholder servicing expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each quarter.

For Class R2 and Class R3, the maximum fee under this Plan and Agreement, which shall be reimbursed for distribution expenses, will be equal on an annual basis of 0.50% of the average daily net assets of the Funds attributable to Class R2 shares and 0.25% of the average daily net assets of the Funds attributable to Class R3 shares. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each quarter.

FOR MONEY MARKET FUNDS:
Each Registrant is a Minnesota Corporation:

-------------------------------------------------------------------------------------------------------------------
FUNDS                                                                                 CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                                   A            B            C             W
-------------------------------------------------------------------------------------------------------------------
RiverSource Money Market Series, Inc.
-------------------------------------------------------------------------------------------------------------------
     RiverSource Cash Management                                   A            B            C             W
-------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market Series, Inc.
-------------------------------------------------------------------------------------------------------------------
      RiverSource Tax-Exempt Money Market                          A            --           --            --
-------------------------------------------------------------------------------------------------------------------


                                FEE SCHEDULE

The maximum fee for services under this Plan and Agreement is equal on an annual basis to the following percentage of the average daily net assets of the Fund attributable to the applicable class.

       ------------------------------------------------------------
                   CLASS                         FEE
       ------------------------------------------------------------
                     A                           0.10%
       ------------------------------------------------------------
                     B                           0.85%
       ------------------------------------------------------------
                     C                           0.75%
       ------------------------------------------------------------
                     W                           0.10%
       ------------------------------------------------------------

For Class A and Class W shares, the fee shall be paid to the Distributor in cash within five (5) business days after the last day of each quarter.

For Class B shares, the maximum fee under this Plan and Agreement will be equal on an annual basis to 0.85% of the average daily net assets of the Fund attributable to Class B shares. Of that amount, up to 0.75% shall be reimbursed for distribution expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each month. Up to an additional 0.10% shall be reimbursed for shareholder servicing expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each quarter.

For Class C shares, the maximum fee under this Agreement will be equal on an annual basis to 0.75% of the average daily net assets of the Funds attributable to Class C shares for distribution expenses. The fee shall be paid to the Distributor in cash within five (5) business days after the last day of each month.